Goodwill	12 Months Ended
Dec. 31, 2023
Goodwill [Abstract]
Goodwill

NOTE 10: Goodwill

On August 2, 2022, the Company acquired the GPS test from Exact Sciences (refer to Note 3 for further details). The purchase price in excess of the fair value of the net assets acquired has been considered as residual goodwill for an amount of $35.9 million.

The Company is required to test Goodwill for impairment on an annual basis. The recoverable amount is determined based on a value-in-use calculation. The use of this method requires the estimation of future cash flows and the determination of a discount rate in order to calculate the present value of the cash flows.

The company monitors its Goodwill at the consolidated company level, which is the level of its cash generating unit (CGU) benefiting from the synergies. The recoverable amount of the CGU has been determined from the value-in-use calculation based on the Company’s cash flow projections covering a period of 5 years through December 31, 2028.

The amount by which the CGU’s recoverable value exceeds its carrying value is $88.8 million. The changes in the carrying value of Goodwill at December 31, 2023, 2022, and 2021 can be presented as follows:

Thousands of $	Goodwill
At January 1, 2022	-
Additions through business combination	35,926
Impairment	-
Currency translation adjustments	-
Carrying value at December 31, 2022	35,926
At January 1, 2023	35,926
Additions through business combination	-
Impairment	-
Currency translation adjustments	-
Carrying value at December 31, 2023	35,926

The assumptions used are as follows:

Assumptions used	December 31, 2023
Discount rate (post-tax)	12.83%
Terminal growth rate	2%

The discount rate is based on comparable companies in the industry together with company-specific risks. Terminal growth rate is based on management estimates and industry data.

The Company’s impairment review is sensitive to changes in the assumptions used, most notably the discount rate and the terminal growth rate.

An increase of 1% in the discount rate would cause the value-in-use of the CGU to reduce by $18.9 million but would not give rise to an impairment. A 1% reduction in perpetuity growth rate would cause the value-in-use of the CGU to decrease by $13.6 million but would not give rise to an impairment. Based on sensitivity analysis performed at December 31, 2023, an increase of the post-tax discount rate by 7.28% up to 20.11% would result in the carrying amount exceeding the recoverable amount.

Based on the above information, management concluded that there is no Goodwill impairment in 2023.